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                                                                   Exhibit 10.21

                               FIFTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT



          ESCALADE, INCORPORATED, an Indiana corporation (the "Company"), and BANK ONE, INDIANA, National Association, a national banking association (the "Bank") being parties to that certain Amended and Restated Credit Agreement dated as of May 31, 1996 as amended from time to time (collectively the "Agreement"), hereby agree to amend the Agreement by this Fifth Amendment to Amended and Restated Credit Agreement (the "Fifth Amendment"), on the terms and subject to the conditions set forth as follows:

1. DEFINITIONS. Terms used in this Fifth Amendment with their initial letter capitalized which are not defined herein shall have the meanings ascribed to them in the Agreement.

2. REVOLVING LOAN. Section 2.a(i) is hereby amended to change the amount of Advances which can be made under the Revolving Loan to amounts not exceeding Twelve Million and no/100 Dollars ($12,000,000.00) in the aggregate at any time outstanding. The obligation to repay the Revolving Loan shall be evidenced by a promissory note in the form of Exhibit A.

3. REPRESENTATIONS AND WARRANTIES. In order to induce the Bank to enter into this Fifth Amendment, the Company represents and warrants to the Bank that:

          a. The execution and delivery of this Fifth Amendment, the execution and delivery of all of the other documents executed in connection herewith, and the performance by the Company and the Guarantors of their obligations under this Fifth Amendment and all of the documents executed in connection herewith are within the corporate power of the Company and each Guarantor, have been duly authorized by all necessary corporate action, have received any required governmental or regulatory agency approvals and do not and will not contravene or conflict with any provision of law or of the Articles of Incorporation or Bylaws of the Company or any Guarantor or of any agreement binding upon the Company or any Guarantor or any of its property.

          b. This Fifth Amendment and all of the documents executed by the Company and the Guarantors in connection herewith are the legal, valid and binding obligations of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with their respective terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws enacted for the relief of debtors generally and other similar laws affecting the enforcement of creditors' rights generally or by equitable principles which may affect the availability of specific performance and other equitable remedies.

          c. The representations and warranties contained in Section 3 of the Agreement are true an correct as of the date hereof except that the representations contained in Section 3.d. of the Agreement shall be

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          deemed to refer to the latest financial statements furnished by the company to the bank.

          d. No Event of Default or Unmatured Event of Default has occurred and is continuing as of the date of this Fifth Amendment.

4. CONDITIONS PRECEDENT. This Fifth Amendment shall become effective upon the Bank's receipt of the following, contemporaneously with the execution of this Fifth Amendment, each duly executed, dated and in form and substance satisfactory to the Bank:

          a. This Fifth Amendment;
          b. The replacement Revolving Loan Note;

          c. Receipt of payment of the reasonable legal fees and expenses of Bank's counsel at closing or immediately upon receipt by Borrower of an invoice therefor, and

          d. Such other documents as the Bank may reasonably request.

5. PRIOR AGREEMENTS. The Agreement, as amended by this Fifth Amendment, supersedes all previous agreements and commitments made or issued by the Bank, related to all of the subjects of the Agreement, as amended by this Fifth Amendment, and any oral or written proposals or commitments made or issued by the Bank.

6. AFFIRMATION. Except as expressly amended by this Fifth Amendment, all of the terms and conditions of the Agreement and each of the Loan Documents remains in full force and effect.

          Executed and delivered on this 30th day of September, 1998.


                                   ESCALADE, INCORPORATED

                                   By:  John R. Wilson
                                        Chief Financial Officer


                                   BANK ONE, INDIANA, NATIONAL ASSOCIATION

                                   By:  D. Kelly Queisser
                                        Vice President and Senior Relationship
                                          Manager